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                                                                   Exhibit 10.23

                               LEASE COMMENCEMENT

      This Amendment to Lease is entered into this 14th day of--July-2003, by and between V-Sullyfield Properties II, LLC (hereinafter called "Landlord") and Westwood Computer Corporation (hereinafter called "Tenant"):

                                   WITNESSETH:

      Whereas, the Landlord and Tenant entered into a Lease dated April 21, 2003, for the above noted lease date, for Three Thousand Two Hundred Eight-Six (3,286) square feet located at 14121 Parke-Long Court, Suite 112, Chantilly, Virginia 20151:

      Now Therefore, in consideration of the mutual promises and obligations contained herein, the adequacy and sufficiency of which is hereby acknowledged, it is agreed by and between the parties that the Lease shall be hereby amended in the following manner:

      1. The lease commencement date shall begin on June 1, 2003.

      Except as provided herein, all other terms, conditions and covenants under said Original Lease shall remain in full force and effect and cannot be modified unless said modifications is reduced to writing and signed by all parties.


WITNESSES:                                   LESSOR:
                                             V-Sullyfield Properties II, LLC


 /s/ Illegible                               By Lisbeth R. Horowitz
-----------------------------------             ------------------------------
  Name:                                      Name: Lisbeth R. Horowitz
                                             Title: Managing Member


WITNESSES:                                   LESSEE:
                                             Westwood Computer Corporation

  Thomas Duda                                By  /s/ Illegible
-----------------------------------             ------------------------------
  Name:                                      Name: